UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05407

                           Trust for Credit Unions

(Exact name of registrant as specified in charter)

4400 Computer Drive

                                      Westborough, MA 01581

(Address of principal executive offices) (Zip code)

Copies to:
Jay E. Johnson	Mary Jo Reilly, Esq.
Callahan Financial Services, Inc.	Drinker Biddle & Reath LLP
1001 Connecticut Avenue NW, Suite 1001	One Logan Square, Suite 2000
Washington, DC 20036	Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 342-5828

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

Money Market Portfolio

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2013

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

For the first time since 2008, loan growth is outpacing share growth at credit unions. Loan originations are surpassing 2012’s record pace with every category posting higher activity. Credit unions are lending $1 billion a day to their 96 million member-owners in 2013.

As lending picks up, growth in the $402 billion credit union investment portfolio slowed to 2.8% over the past year, down from a double-digit pace in 2012. Agency securities are the dominant investment vehicle for credit unions, followed by certificates of deposits at banks and S&Ls.

Credit unions have gradually lengthened the maturity structure of their investment portfolios as the low interest rate environment persists. The upward shift in longer-term rates that started in the second quarter of 2013 also resulted in callable and some other securities extending their maturities. As of mid-year, over 31% of the portfolios are in instruments that mature in more than three years, up from 20% as of mid-year 2010.

The effects of the change in the yield curve on the maturity structure of credit unions’ investment portfolios highlight the value of the target duration mutual funds offered by the Trust for Credit Unions (“TCU”). The three portfolios in the TCU family of mutual funds complement each other with different objectives and duration targets. Each provides daily pricing and same-day or next-day liquidity. The TCU Portfolios are rebalanced on an ongoing basis to ensure that each Portfolio’s duration is within its stated target. As a result, each Portfolio can provide a steady duration component within a Portfolio strategy.

TCU has an over 25-year history of offering investment alternatives that respond to the balance sheet needs of the industry. The support of the 36 credit unions in the Callahan Credit Union Financial Services LLLP partnership as well as other TCU investors is essential to our success. We are excited to begin working with new credit union partners this year as EasCorp Federal Credit Union, Missouri Corporate Credit Union, Xtend, Inc. and CUSO Financial Services, L.P. are now providing shareholder support services for TCU.

The TCU Money Market Portfolio’s yield reflects the Federal Reserve’s continued policy of maintaining the Federal Funds rate at historical lows. For the 12-month period ended August 31, 2013, TCU Shares had a one-year simple average yield of 0.08%. The Portfolio’s standardized 7-day current and effective yields, with fee waivers, as of August 31, 2013 were 0.03%.

The Ultra-Short Duration and Short Duration Portfolios are utilized by credit unions looking to hold longer duration investments, and both were affected by yield curve moves during the year. The cumulative total return was -0.08% for TCU shares of the Ultra-Short Duration Portfolio and -0.19% for TCU shares of the Short Duration Portfolio for the 12-month period ended August 31, 2013.

Please visit our website, www.TrustCU.com, for the most current information on the performance and portfolio holdings of the TCU Portfolios. We appreciate your investment in TCU. Let us know if there are other ways in which we can help complement your credit union’s investment strategy.

Sincerely,

Jay E. Johnson

President and Treasurer

Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

Investment Objective

The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2013, MMP had a one-year simple average yield of 0.08% for TCU shares. This compared to the 0.04% simple average yield for the iMoneyNet First Tier -Institutional Only Average for the same period.

As of August 31, 2013, the Portfolio had standardized 7-day current and effective yields, with fee waivers, of 0.03%. As of that date, the Portfolio’s standardized 7-day current and effective yields, without fee waivers, would have been -0.52%. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.

Q. How did you manage the Portfolio during the Reporting Period?

Given the extremely flat yield curve and our bias that the front end of the yield curve is subject to further compression risk, we favored extending the weighted average maturity (“WAM”) during the Reporting Period, averaging between 45 days and 55 days. Overall, the Portfolio has been engaged in a barbell strategy by holding high levels of liquidity in overnight repurchase agreements and taking duration through one-year U.S government debt.

Q. How was the Portfolio invested?

During the Reporting Period, the Portfolio had investments in Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposits. A meaningful portion of the Portfolio was invested in overnight repurchase agreements and bills maturing within one week, giving daily liquidity to the Portfolio.

Q. Did you make any changes to the Portfolio during the Reporting Period?

As mentioned earlier, we made adjustments to the Portfolio’s WAM based on then-current market conditions and our near-term view,

as well as our anticipated and actual Federal Reserve Board (the “Fed”) monetary policy statements.

Q. What is the Portfolio’s tactical view and strategy for the months ahead?

We see the first signs of a gradual withdrawal of liquidity in the U.S. with the Fed tilting toward a reduction in asset purchases later this year. Though rate hikes are unlikely until at least 2015, this first modest step toward monetary tightening in the U.S. has pushed fixed income yields higher across the board. We expect choppy conditions in the short term as markets adjust to the prospect of a shift in Fed policy.

Policy tightening remains the dominant downside risk to growth and the U.S. now faces the prospect of tightening on the monetary as well as the fiscal front. We think the Fed is likely to start “stepping down” its $85 billion of monthly asset purchases. However, the process will be data-dependent and we think quantitative easing (“QE”) will remain in place well into 2014. By this stage, we expect fiscal policy will be more growth-neutral. The debt ceiling debate could be disruptive heading into the fourth quarter of 2013, but the fiscal drag peaked in the second quarter of the year and will decline steadily from here.

As it relates to money market fund reform, the Financial Stability Oversight Committee’s (“FSOC”) recommendation, comprised of three alternative proposals, neither constitutes a final rule nor requires the Security and Exchange Commission (“SEC”) to take action. Rather it is a proposal for public consideration. While the announcement of the recommendation signals the beginning of a process by the FSOC, the potential timeline is lengthy, allowing the public and industry to express their concerns or support. Goldman Sachs Asset Management (“GSAM”) remains supportive of reform that strengthens the money market industry and that is in the best interest of money market fund shareholders. As such, we intend to remain actively engaged with regulators and industry peers regarding the future of the money market fund industry.

On June 5, 2013, the SEC unanimously voted to release for public comment two primary proposals for amendments (“alternative proposals”) to Rule 2a-7. The proposals could be adopted alone or in combination. The proposed rule release does not constitute a final rule. It could likely take many months, if not years, before any changes are implemented.

•

Alternative One: Floating Net Asset Value (“NAV”) for Prime Institutional Funds: Prime institutional money market funds would be required to transact at a floating NAV, not at a $1.00 stable share price.

•

Alternative Two: Liquidity Fees and Redemption Gates: Money market funds would continue to transact at a stable share price, but would be able to use liquidity fees and redemption gates in times of stress.

If the SEC combined both alternative proposals, prime institutional funds would be required to transact at a floating NAV and all funds other than government money market funds would be able to impose liquidity fees or gates in certain circumstances.

The SEC also recommended proposals for additional disclosure requirements, that is, further stress testing, diversification and disclosure measures that would be applied regardless of which of the two alternative proposals was adopted.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

Following 90-day comment period, the SEC will consider public feedback and, if it determines to pursue a final rule, draft a final rule. The SEC would need three of five Commissioners to approve a final rule before it could be released publicly. In a final rule release, the SEC would specify an implementation timeline for any new requirements. The SEC indicated that implementation of the rule proposal would be in stages and the process could take from nine months to two years from the date the final rule is adopted.

Source: GSAM. As of June 5, 2013. For further details on the rule proposals, see http://www.sec.gov/rules/proposed/2013/33-9408.pdf

Benchmark Definition

iMoneyNet First Tier Institutional Average

iMoneyNet First Tier Institutional Average (the “Average”) is a widely recognized composite of institutional money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

PORTFOLIO COMPOSITION

TCU MONEY MARKET PORTFOLIO (Unaudited)

August 31, 2013*

August 31, 2012*

*	These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by BofA Merrill Lynch.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2013, the cumulative total return of USDGP was -0.08% for TCU shares versus a 0.24% cumulative total return of the Portfolio’s blended benchmark, the Nine-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by BofA Merrill Lynch). The cumulative total returns for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index were 0.20% and 0.28%, respectively. The Portfolio’s NAV per share at the end of the Reporting Period was $9.58, versus $9.64 on August 31, 2012.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

Both top-down and bottom-up strategies had an impact on the Portfolio’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from performance. Our cross-sector strategy also detracted from the Portfolio’s relative returns during the Reporting Period. Bottom-up individual issue selection, particularly within the collateralized and government/agency sectors, contributed to results.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark detracted from performance during the Reporting Period. Our overweight exposure to agency mortgage-backed securities (“MBS”) detracted from returns, as the sector underperformed duration-neutral U.S. Treasury securities. Federal Reserve Board (“Fed”) purchases continued to support the sector during the first half of the Reporting Period. However, prepayment risk remained elevated amid historically low mortgage rates, rising home prices and increasing lender loan origination capacity. During April and May 2013, agency MBS spreads widened materially, as they suffered from multiple policy risks. Lower coupon MBS, which are the focus of Fed’s purchases in their quantitative easing (“QE”) program, have seen their spreads widen due to market uncertainty about future central bank policy. Higher coupon MBS spreads have widened due to concerns of expanded borrower eligibility for the very effective Home Affordable Refinance Program (“HARP”).

The Portfolio’s security selection strategies contributed to returns, with the majority of performance coming from collateralized and government strategies. Within governments, selection of short-dated U.S. Treasury securities added to relative returns. The impact, however, was slightly offset by exposure to agency debentures. The Portfolio’s collateralized selection, primarily from collateralized mortgage obligations (“CMOs”) and adjustable rate mortgages (“ARMs”) had a positive impact on performance.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning had a significant negative impact on performance during the Reporting Period. Rates rose sharply over the Reporting Period and the U.S. yield curve steepened. The U.S. 10-year yield ended the Reporting Period 124 basis points higher at 2.79%. In the overnight repo market, the secular themes of continued reserve creation by the Fed and a scarcity of high quality assets remained in place throughout most of the Reporting Period. Opportunities to add yield in any meaningful way were constrained by a lack of available supply. With respect to the portion of the yield curve one year and in, yields trended into low single digits, as the Fed’s policy statement indicated extraordinarily low rates.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

During the Reporting Period, the largest changes in the Portfolio’s allocation were increases in its U.S. Treasury, agency CMOs and cash positions. A corresponding decrease in allocation was concentrated in agency non-government guaranteed securities.

Q. How was the Portfolio positioned at the end of August 2013?

At the end of the Reporting Period, the Portfolio’s largest allocations were in cash, U.S. Treasury securities and agency collateralized mortgage obligations.

Nine-Month U.S. Treasury Index

The Nine-Month U.S. Treasury Index (6M T-Bill (50%)/1Y T-Note (50%)) is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index.

Six-Month U.S. Treasury-Bill Index and One-Year U.S. Treasury-Note Index

The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2013*

August 31, 2012*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2013*

August 31, 2012*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

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INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the BofA Merrill Lynch Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the 12-month period ended August 31, 2013, was -0.19% for TCU shares, versus a 0.10% cumulative total return for the BofA Merrill Lynch Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per share closed the Reporting Period at $9.74, versus $9.82 on August 31, 2012.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance was driven primarily by individual security selection strategies, with the majority of outperformance coming from collateralized and government selection strategies. The Portfolio’s cross-sector positioning, as well as duration and term structure positioning, detracted from excess returns. With respect to security selection strategies, the Portfolio’s adjustable-rate mortgages (“ARMs”), collateralized mortgage obligations (“CMOs”) and U.S. Treasuries were all positive contributors to performance.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning detracted from relative performance during the Reporting Period. Our overweight exposure to agency mortgage-backed securities (“MBS”) detracted from returns, as the sector underperformed duration-neutral U.S. Treasuries. Federal Reserve Board (“Fed”) purchases continued to support the sector throughout the first half of the Reporting Period. However, prepayment risk remained elevated amid historically low mortgage rates, rising home prices and increasing lender loan origination capacity. During April and May 2013, agency MBS spreads widened materially as they suffered from multiple policy risks. Lower coupon MBS, which are the focus of Fed’s purchases in their quantitative easing (“QE”) program, have seen their spreads widen due to market uncertainty about future central bank policy. Higher coupon MBS spreads widened based on concerns of expanded borrower eligibility for the very effective Home Affordable Refinance Program (“HARP”). Underperformance was partially offset by the Portfolio’s exposure to non-agency MBS securities. The sector rallied on the announcement of a third round of QE, combined with further signs of stabilization and potential recovery in the U.S. housing sector, as well as favorable supply/demand dynamics. Furthermore, the technical dynamics remained strong, with investor demand for higher yielding assets persisting.

The Portfolio’s security selection strategies contributed to excess returns, with the majority of performance coming from collateralized and government strategies. Within governments, selection of short-dated U.S. Treasuries added to relative returns. The impact, however, was slightly offset by exposure to agency debentures. The Portfolio’s collateralized selection, primarily from CMOs, ARMs, and MBS passthroughs had a positive impact on performance.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning had a significant negative impact on performance during the Reporting Period. Rates rose sharply over the Reporting Period and the U.S. yield curve steepened. The U.S. 10-year yield ended the Reporting Period 124 basis points higher at 2.79%. The U.S. yield curve steepened, as the market priced in better long-term growth, coupled with the possibility of the Fed’s early withdrawal from its QE program. In the overnight repo market, the secular themes of continued reserve creation by the Fed and a scarcity of high quality assets remained in place throughout most of the Reporting Period. With respect to the portion of the yield curve one year and in, yields trended into low single digits, constrained by a lack of available supply.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

A modest decrease in agency non-government guaranteed securities was offset by increased allocations to domestic sovereign securities and agency collateralized mortgage obligations.

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2013?

At the end of the Reporting Period, the Portfolio’s largest allocations were in domestic sovereign securities, agency adjustable-rate mortgage securities, agency collateralized mortgage obligations and agency passthroughs.

Two-Year U.S. Treasury Note Index

The Two-Year U.S. Treasury Note Index, as reported by BofA Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2013*

August 31, 2012*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2013*

August 31, 2012*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO (Unaudited)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2013. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.08%	0.18%	1.74%	3.83%(b)
Investor Shares	—	—	—	0.01%(c)

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2003.

(b)	The Money Market Portfolio’s TCU Shares commenced operations on May 17, 1988.

(c)	The Money Market Portfolio’s Investor Shares commenced operations on May 15, 2013.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the National Credit Union Administration, the Federal Deposit Insurance Corporation, or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2013. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Barclays Capital Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); BofA Merrill Lynch One-Year U.S. Treasury Note Index (“1-year T-Note”); BofA Merrill Lynch 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	– 0.08%	1.21%	2.40%	3.22%(b)
Investor Shares	—	—	—	– 0.25%(c)

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2003.

(b)	The Ultra-Short Duration Government Portfolio’s TCU Shares commenced operations on July 10, 1991.

(c)	The Ultra-Short Duration Government Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2013. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Barclays Capital Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); BofA Merrill Lynch 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	– 0.19%	2.14%	2.81%	3.93%(b)
Investor Shares	—	—	—	– 0.37(c)

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2003.

(b)	The Short Duration Portfolio’s TCU Shares commenced operations on October 9, 1992.

(c)	The Short Duration Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

Money Market Portfolio

Portfolio of Investments – August 31, 2013

Par Value		Value

U.S. GOVERNMENT AGENCY SECURITIES - 53.08%
	Federal Farm Credit Bank - 2.07%
$1,700,000	0.164%, 09/15/13 (a)	$1,699,674

	Federal Home Loan Bank - 35.32%
500,000	0.210%, 10/01/13	499,995
200,000	0.210%, 10/10/13	199,999
70,000	0.300%, 10/18/13	70,007
7,050,000	0.375%, 10/18/13	7,051,307
6,385,000	3.625%, 10/18/13	6,413,236
1,200,000	0.140%, 01/08/14	1,199,946
5,000,000	0.154%, 09/24/13 (a)	4,998,762
6,500,000	0.164%, 09/27/13 (a)	6,499,185
1,000,000	0.190%, 07/25/14	1,000,068
1,000,000	0.245%, 07/25/14	1,000,000

		28,932,505

	Federal Home Loan Mortgage Corporation - 5.31%
80,000	0.375%, 10/15/13	80,015
70,000	0.875%, 10/28/13	70,072
2,200,000	0.375%, 10/30/13	2,200,903
2,000,000	0.130%, 02/07/14	1,999,843

		4,350,833

	Federal National Mortgage Association - 10.38%
2,600,000	1.000%, 09/23/13	2,601,399
3,500,000	1.050%, 10/22/13	3,504,584
2,400,000	Zero coupon, 10/25/13 (b)	2,399,424

		8,505,407

	Total U.S. Government Agency Securities	43,488,419

	(Cost $43,488,419)

U.S. TREASURY OBLIGATIONS - 0.86%
	United States Treasury Notes & Bonds - 0.86%
400,000	0.125%, 09/30/13	399,974
300,000	3.125%, 09/30/13	300,695

		700,669

	Total U.S. Treasury Obligations	700,669

	(Cost $700,669)

U.S. GOVERNMENT-BACKED OBLIGATION - 3.05%
2,500,000	Wells Fargo Bank 0.322%, 09/19/14 (a)	2,500,000

	Total U.S. Government-Backed Obligation	2,500,000

	(Cost $2,500,000)

REPURCHASE AGREEMENTS - 44.68%
10,000,000	Barclays, 0.040%, Dated 8/30/13, matures 09/03/13, repurchase price $10,000,044 (collateralized by $8,853,100 par amount of a U.S.Government Obligation with an interest rate of 4.500% due 08/15/39, total market value $10,200,075)	10,000,000
10,000,000	BNP Paribas, 0.050%, Dated 8/30/13, matures 09/03/13, repurchase price $10,000,056 (collateralized by $11,376,777 par amount of a U.S. Government Obligation with an interest rate of 3.000% due 12/20/42, total market value $10,200,000)	10,000,000

Par Value		Value

$16,600,000	Deutsche Bank, 0.070%, Dated 8/30/13, matures 09/03/13, repurchase price $16,000,129 (collateralized by $16,657,100 par amount of U.S. Treasury Notes with interest rates of 0.000% to 1.250% due 07/31/15 to 08/31/15, total market value $16,932,027)	$16,600,000

	Total Repurchase Agreements	36,600,000

	(Cost $36,600,000)
	Total Investments - 101.67%	83,289,088

	(Cost $83,289,088) (c)
	Net Other Assets and Liabilities - (1.67)%	(1,368,631)

	Net Assets - 100.00%	$81,920,457

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2013. Maturity date shown is the date of the next coupon rate reset.

(b)	Discount Note. Rate shown is yield at time of purchase.

(c)	At August 31, 2013, cost is identical for book and federal income tax purposes.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2013

Par Value		Value

ASSET-BACKED SECURITIES - 0.22%
	Federal National Mortgage Association - 0.22%
$158,430	Series 2001-W4, Class AV1 0.464%, 02/25/32 (a)	$148,354
237,730	Series 2002-W2, Class AV1 0.444%, 06/25/32 (a)	232,510
1,133,791	Series 2002-T7, Class A1 0.404%, 07/25/32 (a)	1,021,129

	Total Asset-Backed Securities	1,401,993

	(Cost $1,530,065)

COLLATERALIZED MORTGAGE OBLIGATIONS - 32.06%
	Federal Home Loan Mortgage Corporation REMIC - 14.75%
18,713	Series 1009, Class D 0.784%, 10/15/20 (a)	18,825
49,618	Series 1066, Class P 1.084%, 04/15/21 (a)	50,274
71,695	Series 1222, Class P 2.240%, 03/15/22 (a) (b)	74,211
151,017	Series 1250, Class J 7.000%, 05/15/22 (b)	165,361
72,206	Series 1448, Class F 1.584%, 12/15/22 (a) (d)	74,169
1,416,404	Series 3777, Class DA 3.500%, 10/15/24 (d)	1,471,897
5,473,076	Series 3694, Class AG 3.500%, 11/15/27 (d)	5,549,472
6,889,121	Series 3346, Class FT 0.534%, 10/15/33 (a) (b)	6,911,882
1,176,836	Series 3084, Class FN 0.684%, 12/15/34 (a) (d)	1,185,586
4,094,431	Series 3033, Class CI 5.500%, 01/15/35 (b)	4,316,116
5,588,023	Series 3208, Class FH 0.584%, 08/15/36 (a)	5,604,106
519,928	Series 3231, Class FB 0.534%, 10/15/36 (a)	521,574
747,526	Series 3827, Class J 4.000%, 11/15/36 (d)	751,962
446,557	Series 3314, Class FC 0.584%, 12/15/36 (a)	448,772
19,470,390	Series 4174, Class FB 0.484%, 05/15/39 (a) (d)	19,514,685
4,616,431	Series 3545, Class FA 1.034%, 06/15/39 (a)	4,657,116
9,762,967	Series 4097, Class AF 0.584%, 07/15/39 (a) (d)	9,750,320
13,503,899	Series 4103, Class DF 0.534%, 09/15/40 (a) (d)	13,562,209
1,141,499	Series 3830, Class FD 0.544%, 03/15/41 (a)	1,147,464
1,161,341	Series 3827, Class KF 0.554%, 03/15/41 (a)	1,165,487
405,720	Series 3868, Class FA 0.584%, 05/15/41 (a)	407,554
9,569,407	Series 4109, Class EC 2.000%, 12/15/41 (d)	9,677,179
7,015,671	Series 4039, Class FA 0.684%, 05/15/42 (a)	7,101,725

		94,127,946

Par Value		Value

	Federal National Mortgage Association REMIC - 16.00%
$43,948	Series 1993-225, Class WC 6.500%, 12/25/13 (b)	$44,178
2,500,000	Series 2009-M2, Class A2 3.334%, 01/25/19 (d)	2,581,771
328,347	Series 1990-145, Class A 1.115%, 12/25/20 (a)	334,849
406,521	Series 1991-67, Class J 7.500%, 08/25/21 (b)	457,295
325,416	Series 1992-137, Class F 1.184%, 08/25/22 (a)	330,511
401,430	Series 1993-27, Class F 1.334%, 02/25/23 (a) (c)	408,489
215,901	Series 1998-21, Class F 0.470%, 03/25/28 (a)	215,035
3,795,087	Series 2011-137, Class A 4.000%, 06/25/29 (d)	3,920,712
355,240	Series 2000-16, Class ZG 8.500%, 06/25/30 (d)	418,886
389,133	Series 2000-32, Class Z 7.500%, 10/18/30	450,372
3,292,195	Series 2005-65, Class WL 5.500%, 07/25/34 (b)	3,379,032
1,285,161	Series 2005-102, Class DF 0.484%, 11/25/35 (a)	1,284,887
758,689	Series 2006-45, Class TF 0.584%, 06/25/36 (a)	763,292
778,794	Series 2006-76, Class QF 0.584%, 08/25/36 (a) (b)	785,093
1,043,135	Series 2006-79, Class PF 0.584%, 08/25/36 (a) (b)	1,051,609
1,770,811	Series 2006-111, Class FA 0.564%, 11/25/36 (a)	1,779,802
685,104	Series 2007-75, Class VF 0.634%, 08/25/37 (a)	688,381
1,743,235	Series 2007-85, Class FC 0.724%, 09/25/37 (a)	1,762,121
1,048,258	Series 2007-86, Class FC 0.754%, 09/25/37 (a)	1,059,884
1,006,247	Series 2007-92, Class OF 0.754%, 09/25/37 (a)	1,018,030
2,620,103	Series 2007-91, Class FB 0.784%, 10/25/37 (a)	2,645,106
1,189,004	Series 2007-99, Class FD 0.784%, 10/25/37 (a)	1,198,410
1,975,370	Series 2010-89, Class CF 0.634%, 02/25/38 (a)	1,974,282
5,381,273	Series 2012-63, Class FE 0.584%, 06/25/38 (a) (d)	5,389,370
9,838,366	Series 2012-56, Class FG 0.684%, 03/25/39 (a) (d)	9,861,835
1,339,345	Series 2012-93, Class KF 0.584%, 05/25/39 (a) (d)	1,337,279
340,832	Series 2009-84, Class WF 1.284%, 10/25/39 (a)	344,825
3,455,165	Series 2012-103, Class GF 0.584%, 02/25/40 (a) (d)	3,450,344
3,928,474	Series 2010-123, Class FL 0.614%, 11/25/40 (a)	3,934,878
9,004,889	Series 2011-110, Class FE 0.584%, 04/25/41 (a) (b)	9,021,808
1,265,273	Series 2011-59, Class FW 0.544%, 07/25/41 (a)	1,271,104

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2013

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$1,557,478	Series 2011-63, Class FG 0.634%, 07/25/41 (a)	$1,570,328
768,843	Series 2011-86, Class DF 0.684%, 09/25/41 (a)	781,468
7,406,969	Series 2013-10, Class AF 0.534%, 03/25/42 (a) (d)	7,431,012
2,620,852	Series 2012-38, Class JE 3.250%, 04/25/42 (b)	2,663,939
4,264,193	Series 2012-65, Class FB 0.704%, 06/25/42 (a)	4,303,663
4,140,470	Series 2012-71, Class FL 0.684%, 07/25/42 (a)	4,153,772
7,096,314	Series 2012-82, Class FA 0.614%, 08/25/42 (a)	7,111,776
10,876,099	Series 2008-22, Class FD 1.024%, 04/25/48 (a)	10,964,630

		102,144,058

	National Credit Union Administration - 1.31%
897,485	Series 2010-R2, Class 1A 0.556%, 11/06/17 (a)	899,659
698,506	Series 2011-R1, Class 1A 0.636%, 01/08/20 (a)	702,926
2,315,385	Series 2011-R2, Class 1A 0.586%, 02/06/20 (a)	2,324,339
952,845	Series 2011-R4, Class 1A 0.565%, 03/06/20 (a)	955,115
1,090,787	Series 2011-R3, Class 1A 0.585%, 03/11/20 (a)	1,094,664
799,365	Series 2011-R5, Class 1A 0.566%, 04/06/20 (a)	801,020
482,833	Series 2011-R6, Class 1A 0.566%, 05/07/20 (a)	483,323
518,957	Series 2010-R1, Class 1A 0.636%, 10/07/20 (a)	521,997
118,580	Series 2010-R1, Class 2A 1.840%, 10/07/20 (d)	119,919
432,175	Series 2010-A1, Class A 0.535%, 12/07/20 (a)	433,385

		8,336,347

	Total Collateralized Mortgage Obligations	204,608,351

	(Cost $204,588,560)

MORTGAGE-BACKED OBLIGATIONS - 15.87%
	Federal Home Loan Mortgage Corporation - 3.23%
82,169	1.477%, 02/01/18 (a)	82,589
189,252	2.911%, 11/01/18 (a)	192,924
877,776	6.876%, 11/01/19 (a)	939,768
50,739	1.611%, 11/01/22 (a)	51,552
119,392	1.688%, 11/01/22 (a)	121,088
24,733	2.726%, 10/01/24 (a)	25,743
136,910	3.184%, 10/01/25 (a)	139,694
558,189	3.392%, 08/01/28 (a)	586,677
67,790	1.738%, 07/01/29 (a)	69,408
265,991	2.865%, 05/01/31 (a)	280,054
9,568,415	2.381%, 03/01/35 (a)	10,133,861
3,119,832	2.412%, 04/01/35 (a)	3,303,637
4,414,413	2.671%, 06/01/37 (a)	4,681,358

		20,608,353

Par Value		Value

	Federal Home Loan Mortgage Corporation Gold - 2.17%
$140	6.500%, 09/01/13	$140
2,181	6.500%, 10/01/13	2,191
2,889	6.500%, 05/01/14	2,901
9,780	6.500%, 06/01/14	9,983
21,681	6.000%, 12/01/14	21,836
68,791	8.000%, 12/01/15	71,673
81,556	6.000%, 03/01/16	86,635
12,822	6.500%, 07/01/16	12,877
190,264	5.000%, 10/01/17	201,345
228,891	5.000%, 11/01/17	242,216
2,558,391	4.500%, 05/01/18	2,691,800
4,423,660	4.500%, 06/01/18	4,654,425
162,456	5.500%, 01/01/20	174,370
9,676	3.500%, 08/01/20	10,175
28,333	3.500%, 09/01/20	29,795
11,868	3.500%, 10/01/20	12,481
4,028,927	4.500%, 10/01/20	4,240,268
90,188	3.500%, 11/01/20	94,840
72,558	3.500%, 12/01/20	75,926
16,512	3.500%, 01/01/21	17,364
17,714	3.500%, 03/01/21	18,503
33,287	3.500%, 04/01/21	35,005
185,620	3.000%, 09/01/21	191,733
12,961	3.500%, 09/01/21	13,630
35,521	3.500%, 10/01/21	37,354
677,449	3.500%, 11/01/21	712,395
70,725	3.000%, 12/01/21	73,054
53,580	3.500%, 10/01/22	56,299
68,360	3.000%, 06/01/23	70,613
4,299	4.500%, 07/01/23	4,524

		13,866,351

	Federal National Mortgage Association - 9.90%
61,444	8.500%, 04/01/16	64,315
55,758	3.860%, 07/01/17 (a)	59,393
26,662	1.659%, 11/01/17 (a)	26,775
75,466	2.137%, 11/01/17 (a)	76,377
42,406	2.387%, 11/01/17 (a)	43,087
136,069	2.105%, 03/01/18 (a)	137,713
2,096,403	2.800%, 03/01/18	2,161,987
4,443,512	3.620%, 03/01/18	4,739,708
20,992	1.900%, 05/01/18 (a)	21,246
950,000	3.840%, 05/01/18	1,019,976
51,086	2.113%, 06/01/18 (a)	51,751
561,412	2.739%, 10/01/18 (a)	576,181
19,817	2.525%, 02/01/19 (a)	20,315
33,150	1.899%, 05/01/19 (a)	33,599
109,932	6.864%, 12/01/19 (a)	118,502
107,126	1.875%, 01/01/20 (a)	108,123
10,995	5.000%, 01/01/20	11,665
39,511	3.500%, 04/01/20	41,667
47,773	1.951%, 05/01/20 (a)	47,666
210,791	5.813%, 05/01/20 (a)	225,558
10,807	3.500%, 06/01/20	11,403
39,082	3.500%, 07/01/20	41,241
24,702	3.500%, 08/01/20	26,059
315,330	3.500%, 09/01/20	332,756
1,058,144	3.416%, 10/01/20	1,097,443
80,002	3.500%, 10/01/20	84,415
276,146	3.500%, 11/01/20	291,394
233,029	3.500%, 12/01/20	245,983
866,782	3.632%, 12/01/20	906,649

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2013

Par Value		Value

	Federal National Mortgage Association - (continued)
$46,829	3.500%, 01/01/21	$49,562
362,976	3.500%, 02/01/21	383,018
72,319	3.500%, 03/01/21	76,319
111,739	3.500%, 04/01/21	117,903
230,341	3.500%, 05/01/21	243,514
1,779,846	4.375%, 06/01/21	1,921,778
4,025,006	3.500%, 07/01/21	4,246,949
22,605	3.500%, 08/01/21	23,856
35,209	3.500%, 09/01/21	37,152
23,600	3.500%, 12/01/21	24,903
39,356	3.500%, 01/01/22	41,536
58,714	3.500%, 02/01/22	61,970
345,119	6.623%, 02/01/22 (a)	369,493
71,334	3.500%, 10/01/22	75,297
43,999	3.020%, 01/01/23 (a)	44,940
110,557	2.957%, 03/01/24 (a)	112,342
30,548	2.860%, 04/01/25 (a)	32,446
40,308	5.919%, 10/01/25 (a)	43,155
306,408	3.162%, 02/01/27 (a)	313,794
943,045	5.000%, 03/01/27	1,012,729
101,806	1.969%, 07/01/27 (a)	103,936
173,140	2.322%, 07/01/27 (a)	178,262
199,037	4.657%, 01/01/29 (a)	217,355
45,832	4.654%, 02/01/29 (a)	50,050
2,816,628	2.707%, 08/01/29 (a)	2,881,039
84,830	2.263%, 07/01/31 (a)	89,347
90,313	2.380%, 07/01/32 (a)	95,706
62,738	2.505%, 07/01/32 (a)	66,585
17,564	6.000%, 08/01/32	19,188
276,921	2.751%, 09/01/32 (a)	296,478
349,307	2.452%, 01/01/33 (a)	366,518
88,075	2.341%, 06/01/33 (a)	92,387
1,329,985	4.611%, 08/01/33 (a)	1,452,385
11,891	6.000%, 11/01/33	13,076
812,795	2.196%, 04/01/34 (a)	854,052
2,786,099	6.000%, 05/01/34	3,083,834
529,577	2.201%, 07/01/34 (a)	556,055
536,693	2.201%, 08/01/34 (a)	563,600
272,265	6.000%, 09/01/34	297,326
4,919,846	2.367%, 10/01/34 (a)	5,204,954
8,516	6.000%, 10/01/34	9,427
4,987,485	2.401%, 11/01/34 (a)	5,293,291
124,866	6.000%, 05/01/35	136,316
1,802,390	2.336%, 06/01/35 (a)	1,899,966
10,139	6.000%, 07/01/36	11,083
2,244,261	2.644%, 12/01/36 (a)	2,373,394
1,127,819	2.617%, 07/01/37 (a)	1,207,471
4,946,551	2.615%, 09/01/37 (a)	5,224,463
395,655	6.500%, 11/01/37	440,483
2,835,060	2.614%, 01/01/38 (a)	3,007,821
92,804	6.000%, 06/01/38	101,314
328,694	6.000%, 09/01/38	358,963
28,511	6.000%, 11/01/38	31,282
2,905,282	2.232%, 05/01/39 (a)	3,054,686
14,262	6.000%, 10/01/39	15,763
1,000,000	4.000%, 09/01/43 TBA (e)	1,033,047
578,224	2.201%, 08/01/44 (a)	607,502

		63,144,008

	Government National Mortgage Association - 0.57%
54,138	7.000%, 04/15/26	62,524

Par Value		Value

	Government National Mortgage Association - (continued)
$364,022	2.125%, 04/20/34 (a)	$382,477
1,745,006	1.625%, 06/20/34 (a)	1,804,429
1,354,501	1.750%, 08/20/34 (a)	1,400,949

		3,650,379

	Total Mortgage-Backed Obligations	101,269,091

	(Cost $99,786,418)

AGENCY DEBENTURES - 12.14%
	Federal Farm Credit Bank
45,000,000	0.154%, 10/28/13 (a)	45,004,365
	Federal Farm Credit Bank
25,000,000	0.164%, 10/28/13 (a)	25,002,850
	Federal Home Loan Mortgage Corp
1,700,000	0.375%, 11/27/13	1,701,170
	Small Business Administration
26,488	1.075%, 03/25/14 (a)	26,463
	Sri Lanka Government Aid Bond
5,750,000	0.564%, 11/01/24 (a) (f)	5,750,000

	Total Agency Debentures	77,484,848

	(Cost $77,472,458)

U.S. TREASURY OBLIGATIONS - 16.32%
	United States Treasury Notes & Bonds - 16.32%
12,800,000	0.250%, 10/31/13	12,803,994
10,200,000	0.250%, 02/28/14	10,209,160
47,900,000	0.250%, 03/31/14	47,943,014
19,300,000	0.250%, 04/30/14	19,318,103
13,900,000	0.250%, 06/30/14	13,913,038

	Total U.S. Treasury Obligations	104,187,309

	(Cost $104,119,255)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 2.02%
	FDIC Structured Sale Guaranteed Notes
1,452,338	Series 2010-S1, Class 1A 0.736%, 02/25/48 (a)	1,447,289
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
1,758,519	Series K501, Class A1 1.337%, 06/25/16 (d)	1,764,028
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
5,300,000	Series K501, Class A2 1.655%, 11/25/16 (d)	5,341,173
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
1,700,000	Series K703, Class A2 2.699%, 05/25/18 (d)	1,742,582
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
2,619,428	Series KF01, Class A 0.545%, 04/25/19 (a)	2,621,848

	Total U.S. Government-Backed Obligations	12,916,920

	(Cost $12,863,896)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2013

Par Value		Value

REPURCHASE AGREEMENT - 21.26%
$135,700,000	Merrill Lynch, 0.030%, Dated 08/30/13, matures 09/03/13, repurchase price $135,700,452 (collateralized by $265,168,295 par amount of U.S. Treasury Notes with interest rates of 0.000% to 5.000% due 01/15/25 to 02/15/41, total market value $138,414,000) (g)	$135,700,000

	Total Repurchase Agreement	135,700,000

	(Cost $135,700,000)
	Total Investments - 99.89%	637,568,512

	(Cost $636,060,652) (g)
	Net Other Assets and Liabilities - 0.11%	678,403

	Net Assets - 100.00%	$638,246,915

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2013. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Support collateral.

(d)	This security has Sequential collateral.

(e)	Represents or includes a TBA transaction.

(f)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2013, this security amounted to $5,750,000 or 0.9% of net assets.

(g)	A portion of this security has been pledged as collateral for TBA security.

(h)	Cost for U.S. federal income tax purposes is $636,439,353. As of August 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,227,154 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $1,097,995. The net unrealized appreciation was $1,129,159.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2013

Par Value		Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.30%
	Federal Home Loan Mortgage Corporation REMIC - 10.95%
$168,481	Series 1448, Class F 1.584%, 12/15/22 (a) (c)	$173,061
1,169,606	Series 3777, Class DA 3.500%, 10/15/24 (c)	1,215,430
391,855	Series 1980, Class Z 7.000%, 07/15/27 (c)	440,445
6,439,541	Series 3694, Class AG 3.500%, 11/15/27 (c)	6,529,427
2,249,911	Series 2236, Class Z 8.500%, 06/15/30 (c)	2,669,031
5,715,478	Series 3346, Class FT 0.534%, 10/15/33 (a) (b)	5,734,362
6,058,674	Series 3471, Class FB 1.184%, 08/15/35 (a)	6,117,213
8,415,697	Series 3208, Class FA 0.584%, 08/15/36 (a)	8,446,650
2,827,674	Series 3208, Class FH 0.584%, 08/15/36 (a)	2,835,813
598,429	Series 3827, Class J 4.000%, 11/15/36 (c)	601,981
2,359,364	Series 3367, Class YF 0.734%, 09/15/37 (a)	2,379,746
7,041,670	Series 3371 class FA 0.784%, 09/15/37 (a)	7,103,510
3,463,884	Series 4097, Class AF 0.584%, 07/15/39 (a) (c)	3,459,397
6,372,817	Series 4103, Class DF 0.534%, 09/15/40 (a) (c)	6,400,335
936,615	Series 3830, Class FD 0.544%, 03/15/41 (a)	941,509
952,895	Series 3827, Class KF 0.554%, 03/15/41 (a)	956,297
7,625,000	Series 4109, Class EC 2.000%, 12/15/41 (c)	7,710,874
2,762,075	Series 4039, Class FA 0.684%, 05/15/42 (a)	2,795,955

		66,511,036

	Federal National Mortgage Association REMIC - 7.59%
64,211	Series 1988-12, Class A 3.825%, 02/25/18 (a)	67,385
332,869	Series G92-44, Class Z 8.000%, 07/25/22	361,685
2,652,046	Series 2005-65, Class WL 5.500%, 07/25/34 (b)	2,721,998
830,565	Series 2006-45, Class TF 0.584%, 06/25/36 (a)	835,604
852,014	Series 2006-76, Class QF 0.584%, 08/25/36 (a) (b)	858,905
685,103	Series 2007-75, Class VF 0.634%, 08/25/37 (a)	688,381
5,350,914	Series 2007-91, Class FB 0.784%, 10/25/37 (a)	5,401,978
1,977,733	Series 2012-63, Class FE 0.584%, 06/25/38 (a) (c)	1,980,709
1,151,367	Series 2012-93, Class KF 0.584%, 05/25/39 (a) (c)	1,149,591
2,964,905	Series 2012-103, Class GF 0.584%, 02/25/40 (a) (c)	2,960,768

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$1,552,490	Series 2010-123, Class FL 0.614%, 11/25/40 (a)	$1,555,020
2,948,148	Series 2011-110, Class FE 0.584%, 04/25/41 (a) (b)	2,953,688
1,375,831	Series 2011-59, Class FW 0.544%, 07/25/41 (a)	1,382,171
600,072	Series 2011-86, Class DF 0.684%, 09/25/41 (a)	609,926
5,682,186	Series 2013-10, Class AF 0.534%, 03/25/42 (a) (c)	5,700,631
2,102,170	Series 2012-38, Class JE 3.250%, 04/25/42 (b)	2,136,729
1,567,470	Series 2012-65, Class FB 0.704%, 06/25/42 (a)	1,581,979
1,808,065	Series 2012-71, Class FL 0.684%, 07/25/42 (a)	1,813,874
2,800,000	Series 2013-96, Class FW 0.586%, 09/25/43 (a)	2,800,000
8,443,221	Series 2008-22, Class FD 1.024%, 04/25/48 (a)	8,511,949

		46,072,971

	National Credit Union Administration - 0.76%
1,122,611	Series 2011-R2, Class 1A 0.586%, 02/06/20 (a)	1,126,952
952,845	Series 2011-R4, Class 1A 0.565%, 03/06/20 (a)	955,115
1,219,115	Series 2011-R3, Class 1A 0.585%, 03/11/20 (a)	1,223,448
799,365	Series 2011-R5, Class 1A 0.566%, 04/06/20 (a)	801,020
482,833	Series 2011-R6, Class 1A 0.566%, 05/07/20 (a)	483,323

		4,589,858

	Total Collateralized Mortgage Obligations	117,173,865

	(Cost $117,009,071)

MORTGAGE-BACKED OBLIGATIONS - 15.88%
	Federal Home Loan Mortgage Corporation - 1.22%
411,334	2.644%, 01/01/34 (a)	436,712
176,902	2.790%, 11/01/34 (a)	188,530
3,870,171	2.412%, 04/01/35 (a)	4,098,183
1,389,253	2.392%, 08/01/35 (a)	1,470,804
1,137,286	2.631%, 05/01/36 (a)	1,211,953

		7,406,182

	Federal Home Loan Mortgage Corporation Gold - 4.05%
1,003	7.000%, 03/01/15	1,027
200,834	5.000%, 10/01/17	212,532
241,607	5.000%, 11/01/17	255,673
240,216	8.000%, 11/01/17	258,062
210,610	5.500%, 03/01/18	223,487
107,803	5.500%, 04/01/18	114,109
2,102,363	4.500%, 05/01/18	2,211,992
116,847	6.500%, 05/01/18	124,099
3,668,401	4.500%, 06/01/18	3,859,767
12,742	6.000%, 10/01/18	13,872
2,921	6.000%, 11/01/18	3,180
981,950	5.500%, 02/01/19	1,044,195

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2013

Par Value		Value

	Federal Home Loan Mortgage Corporation Gold - (continued)
$172,013	5.500%, 01/01/20	$184,627
2,702,309	5.000%, 04/01/20	2,867,779
2,018,294	3.500%, 08/01/20	2,122,406
23,452	3.500%, 09/01/20	24,662
3,336,718	4.500%, 10/01/20	3,511,749
74,650	3.500%, 11/01/20	78,501
60,056	3.500%, 12/01/20	62,844
13,667	3.500%, 01/01/21	14,372
14,662	3.500%, 03/01/21	15,315
27,477	3.500%, 04/01/21	28,896
150,503	3.000%, 09/01/21	155,459
10,728	3.500%, 09/01/21	11,282
29,401	3.500%, 10/01/21	30,918
560,728	3.500%, 11/01/21	589,652
58,937	3.000%, 12/01/21	60,878
44,348	3.500%, 10/01/22	46,599
58,594	3.000%, 06/01/23	60,525
575,618	5.000%, 08/01/35	615,971
67,901	5.000%, 12/01/35	72,661
743,580	5.000%, 03/01/37	794,603
1,335,352	5.000%, 05/01/37	1,426,980
994,470	5.000%, 02/01/38	1,062,708
318,431	5.000%, 03/01/38	340,281
300,000	5.000%, 09/01/38	320,585
1,000,000	5.000%, 12/01/38	1,068,774
664,648	5.000%, 01/01/39	710,255

		24,601,277

	Federal National Mortgage Association - 10.61%
2,522	6.000%, 02/01/18	2,754
1,238,783	2.800%, 03/01/18	1,277,538
950,000	3.840%, 05/01/18	1,019,976
796,962	5.500%, 05/01/18	845,135
29,456	6.000%, 05/01/18	32,158
263,268	5.500%, 06/01/18	278,997
1,507	6.000%, 08/01/18	1,646
2,506	6.000%, 09/01/18	2,737
247,104	5.500%, 10/01/18	262,493
275,938	5.500%, 11/01/18	292,890
232,567	6.000%, 11/01/18	254,008
21,483	5.500%, 12/01/18	22,854
376,419	6.000%, 12/01/18	411,244
318,520	6.000%, 01/01/19	348,005
3,250,000	3.334%, 01/25/19 (c)	3,356,302
4,818	6.000%, 02/01/19	5,261
106,831	6.000%, 04/01/19	116,669
26,344	6.000%, 05/01/19	28,785
32,613	3.500%, 04/01/20	34,392
8,920	3.500%, 06/01/20	9,412
32,258	3.500%, 07/01/20	34,040
1,254,675	3.500%, 08/01/20	1,323,638
260,272	3.500%, 09/01/20	274,656
769,559	3.416%, 10/01/20	798,140
66,033	3.500%, 10/01/20	69,677
227,930	3.500%, 11/01/20	240,515
192,341	3.500%, 12/01/20	203,034
577,855	3.632%, 12/01/20	604,432
38,653	3.500%, 01/01/21	40,908
1,549,096	4.302%, 01/01/21	1,683,309
299,599	3.500%, 02/01/21	316,142
59,692	3.500%, 03/01/21	62,993

Par Value		Value

	Federal National Mortgage Association - (continued)
$92,229	3.500%, 04/01/21	$97,317
190,122	3.500%, 05/01/21	200,995
1,483,205	4.375%, 06/01/21	1,601,481
3,322,227	3.500%, 07/01/21	3,505,418
18,658	3.500%, 08/01/21	19,691
29,061	3.500%, 09/01/21	30,664
19,479	3.500%, 12/01/21	20,555
32,484	3.500%, 01/01/22	34,283
48,463	3.500%, 02/01/22	51,150
58,879	3.500%, 10/01/22	62,150
78,989	6.000%, 10/01/23	86,854
754,436	5.000%, 03/01/27	810,183
153,479	7.000%, 08/01/28	170,944
605,935	7.000%, 11/01/28	682,002
38,188	7.000%, 02/01/32	43,807
48,257	2.360%, 05/01/32 (a)	51,015
173,265	7.000%, 05/01/32	194,334
284,381	2.751%, 09/01/32 (a)	304,466
134,954	7.000%, 09/01/32	152,908
891,664	2.340%, 07/01/33 (a)	941,898
561,673	2.599%, 11/01/33 (a)	592,825
1,238,566	2.347%, 12/01/33 (a)	1,308,984
422,132	2.629%, 03/01/34 (a)	447,739
781,306	2.306%, 04/01/34 (a)	825,938
259,287	2.310%, 08/01/34 (a)	274,495
3,709	6.000%, 09/01/34	4,107
1,551,761	2.032%, 10/01/34 (a)	1,626,429
439,144	2.714%, 10/01/34 (a)	466,020
4,521,914	1.945%, 01/01/35 (a)	4,713,052
411,882	2.515%, 03/01/35 (a)	436,323
1,146,661	2.595%, 04/01/35 (a)	1,204,525
937,615	2.260%, 05/01/35 (a)	986,168
569,928	2.299%, 05/01/35 (a)	594,446
956,478	2.439%, 05/01/35 (a)	1,008,441
649,930	1.896%, 06/01/35 (a)	672,641
1,982,629	2.336%, 06/01/35 (a)	2,089,962
4,684,764	4.654%, 06/01/35 (a)	4,960,536
939,503	1.897%, 08/01/35 (a)	976,495
1,335,966	2.500%, 08/01/35 (a)	1,404,418
2,432,518	2.606%, 09/01/35 (a)	2,596,927
995,451	3.390%, 09/01/35 (a)	1,065,754
552,095	2.239%, 10/01/35 (a)	584,828
1,568,146	2.459%, 11/01/35 (a)	1,658,386
1,490,140	2.612%, 03/01/36 (a)	1,586,868
906,946	2.622%, 04/01/36 (a)	964,652
2,618,578	2.931%, 12/01/37 (a)	2,797,051
2,214,845	2.614%, 01/01/38 (a)	2,349,812
2,471,767	2.232%, 05/01/39 (a)	2,598,877
235,874	5.000%, 10/01/39	258,458

		64,372,012

	Total Mortgage-Backed Obligations	96,379,471

	(Cost $94,265,673)

AGENCY DEBENTURES - 2.95%
	Federal Home Loan Mortgage Corporation - 1.97%
9,700,000	1.000%, 07/30/14	9,773,953
2,200,000	1.000%, 08/20/14	2,216,797

		11,990,750

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2013

Par Value		Value

	Federal National Mortgage Association - 0.98%
$4,800,000	0.625%, 10/30/14	$4,821,370
1,100,000	0.750%, 12/19/14	1,106,661

		5,928,031

	Total Agency Debentures	17,918,781

	(Cost $17,804,734)

U.S. TREASURY OBLIGATIONS - 58.63%
	United States Treasury Notes & Bonds - 58.63%
104,100,000	0.125%, 04/30/15	103,782,807
188,200,000	0.250%, 07/31/15	187,758,859
7,900,000	0.250%, 08/15/15	7,878,093
19,200,000	0.250%, 12/15/15	19,092,000
3,500,000	0.375%, 02/15/16	3,484,688
34,300,000	0.250%, 04/15/16	33,970,411

		355,966,858

	Total U.S. Treasury Obligations	355,966,858

	(Cost $356,536,076)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 2.15%
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
1,758,519	Series K501, Class A1 1.337%, 06/25/16 (c)	1,764,028
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
5,200,000	Series K501, Class A2 1.655%, 11/25/16 (c)	5,240,396
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
1,500,000	Series K703, Class A2 2.699%, 05/25/18 (c)	1,537,572
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
2,128,285	Series KF01, Class A 0.544%, 04/25/19 (a) (c)	2,130,251
	National Credit Union Administration
2,300,000	3.000%, 06/12/19 (d)	2,388,251

	Total U.S. Government-Backed Obligations	13,060,498

	(Cost $12,913,679)

Par Value		Value

REPURCHASE AGREEMENT - 0.91%
$5,500,000	UBS, 0.030%, Dated 08/30/13, matures 09/03/13, repurchase price $5,500,018 (collateralized by $5,873,500 par amount a U.S. Treasury Note with an interest rate of 1.375% due 05/31/20, total market value $5,610,001)	$5,500,000

	Total Repurchase Agreement	5,500,000

	(Cost $5,500,000)
	Total Investments - 99.82%	605,999,473

	(Cost $604,029,233) (d)
	Net Other Assets and Liabilities - 0.18%	1,121,086

	Net Assets - 100.00%	$607,120,559

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2013. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	This security has Sequential collateral.

(d)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2013, this security amounted to $2,388,251 or 0.4% of net assets.

(e)	Cost for U.S. federal income tax purposes is $604,182,577. As of August 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,911,587 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $1,094,691. The net unrealized appreciation was $1,816,896.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2013

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments and repurchase agreements at cost	$83,289,088	$636,060,652	$604,029,233

Investments at value	$46,689,088	$501,868,512	$600,499,473
Repurchase agreements at value	36,600,000	135,700,000	5,500,000

Total investments and repurchase agreements at value	83,289,088	637,568,512	605,999,473

Cash	23,452	585,432	518,133

RECEIVABLES:
Interest	132,104	559,295	554,150
Investment shares sold	—	662,196	1,349,787
Portfolio shares sold	455	300,000	1,200,000
Reimbursement from Adviser	12,636	—	—
Other assets	5,980	35,010	28,196

Total Assets	83,463,715	639,710,445	609,649,739

LIABILITIES:

PAYABLES:
Dividends	693	128,997	125,914
Investment securities purchased	—	1,037,031	2,142,153
Portfolio shares repurchased	1,500,000	—	—
Advisory fees	3,583	89,680	78,729
Administration fees	—	29,606	25,990
Distribution fees	—	616	850
Accrued expenses	38,982	177,600	155,544

Total Liabilities	1,543,258	1,463,530	2,529,180

NET ASSETS	$81,920,457	$638,246,915	$607,120,559

NET ASSETS CONSIST OF:
Paid-in capital	$81,913,211	$645,442,728	$621,880,235
Accumulated undistributed net investment income	7,246	1,205,430	324,661
Accumulated net realized gain (loss) on investment transactions	—	(9,909,103)	(17,054,577)
Net unrealized appreciation on investments	—	1,507,860	1,970,240

TOTAL NET ASSETS	$81,920,457	$638,246,915	$607,120,559

TCU Shares:
Net Assets	$81,870,079	$614,074,318	$571,524,584
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	81,910,784	64,087,444	58,688,040

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$1.00	$9.58	$9.74

Investor Shares:
Net Assets	$50,378	$24,172,597	$35,595,975
Total Shares outstanding, $0.001 par value (unlimited number of shares authorized)	50,378	2,523,275	3,655,212

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$1.00	$9.58	$9.74

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Operations

For the Year Ended August 31, 2013

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$290,752	$4,213,050	$4,355,885

EXPENSES:
Advisory fees	301,773	1,092,268	887,554
Administration fees	150,887	360,561	292,947
Legal fees	47,622	168,357	135,080
Audit and tax fees	23,452	41,364	41,081
Custody fees	28,786	65,271	59,129
Accounting fees	45,985	234,829	193,557
Compliance fees	13,010	63,233	51,016
Trustees’ fees	32,919	106,764	87,290
Printing fees	14,062	29,311	24,832
Transfer agent fees	50,656	99,856	94,021
Registration fees	2,848	3,976	2,771
Distribution and Service (12b-1) Fees Investor Shares	—	7,404	5,159
Other expenses	11,520	153,260	115,416

Total operating expenses	723,520	2,426,454	1,989,853

Trustees’ fees waived	(32,919)	—	—
Advisory fees waived	(226,330)	—	—
Administration fees waived	(150,887)	—	—
Expenses reimbursed by administrator	(102,928)	—	—
Compliance fees waived	(12,000)	—	—
Legal fees waived	(47,622)	—	—

Total expense reductions	(572,686)	—	—

Net operating expenses	150,834	2,426,454	1,989,853

Net Investment Income	139,918	1,786,596	2,366,032

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investment Transactions	1,007	(1,065,876)	(1,496,538)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments	—	(1,725,394)	(2,462,432)

Net Realized and Unrealized Gain on Investments	1,007	(2,791,270)	(3,958,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$140,925	$(1,004,674)	$(1,592,938)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Money Market Portfolio		Ultra-Short Duration Government Portfolio
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Investment Activities:
Operations:
Net investment income	$139,918	$68,115	$1,786,596	$2,139,923
Net realized gain on investment transactions	1,007	7,732	(1,065,876)	562,378
Net change in unrealized appreciation (depreciation) of investments	—	—	(1,725,394)	844,567

Net increase (decrease) in net assets resulting from operations	140,925	75,847	(1,004,674)	3,546,868

Distributions to Shareholders:
From net investment income
TCU Shares	(139,914)	(68,656)	(3,782,114)	(2,099,327)
Investor Shares	(4)	—	(109,362)	—

Total Distributions	(139,918)	(68,656)	(3,891,476)	(2,099,327)

From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	321,015,502	546,097,016	145,557,776	239,100,163
Reinvestment of dividends and distributions	101,276	47,482	1,743,391	739,429
Cost of shares repurchased	(413,369,904)	(553,232,954)	(158,800,786)	(174,194,138)
Investor Shares:
Proceeds from sale of shares	51,378	—	89,249,275	—
Reinvestment of dividends and distributions	—	—	66,691	—
Cost of shares repurchased	(1,000)	—	(64,919,660)	—

Net increase (decrease) in net assets resulting from unit transactions	(92,202,748)	(7,088,456)	12,896,687	65,645,454

Net change in net assets	(92,201,741)	(7,081,265)	8,000,537	67,092,995
Net Assets:
Beginning of year	174,122,198	181,203,463	630,246,378	563,153,383

End of year	$81,920,457	$174,122,198	$638,246,915	$630,246,378

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$7,246	$6,239	$1,205,430	$615,275

Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	321,015,502	546,097,016	15,109,356	24,842,240
Reinvestment of dividends and distribution	101,276	47,482	181,254	76,804
Shares repurchased	(413,369,904)	(553,232,954)	(16,552,704)	(18,104,122)

Total TCU Share Transaction	(92,253,126)	(7,088,456)	(1,262,094)	6,814,922

Investor Shares:
Shares Sold	51,378	—	9,279,335	—
Reinvestment of dividends and distribution	—	—	6,943	—
Shares repurchased	(1,000)	—	(6,763,003)	—

Total Investor Share Transaction	50,378	—	2,523,275	—

Net increase (decrease) in shares outstanding	(92,202,748)	(7,088,456)	1,261,181	6,814,922

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Short Duration Portfolio
	Year Ended August 31, 2013	Year Ended August 31, 2012

Investment Activities:
Operations:
Net investment income	$2,366,032	$2,986,420
Net realized gain/(loss) on investment transactions	(1,496,538)	2,880,155
Net change in unrealized appreciation (depreciation) of investments	(2,462,432)	(226,069)

Net increase (decrease) in net assets resulting from operations	(1,592,938)	5,640,506

Distributions to Shareholders:
From net investment income
TCU Shares	(3,557,980)	(3,479,319)
Investor Shares	(100,285)	—

Total Distributions	(3,658,265)	(3,479,319)

From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	80,514,717	205,242,653
Reinvestment of dividends and distributions	1,928,226	1,620,731
Cost of shares repurchased	(51,037,609)	(141,156,247)
Investor Shares:
Proceeds from sale of shares	35,746,283	—
Reinvestment of dividends and distributions	43,705	—

Net increase in net assets resulting from share transactions	67,195,322	65,707,137

Net change in net assets	61,944,119	67,868,324
Net Assets:
Beginning of year	545,176,440	477,308,116

End of year	$607,120,559	$545,176,440

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$324,661	$(269,097)

Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	8,225,902	20,968,535
Reinvestment of dividends and distribution	196,916	165,563
Shares repurchased	(5,228,833)	(14,412,429)

Total TCU Share Transaction	3,193,985	6,721,669

Investor Shares:
Shares Sold	3,650,737	—
Reinvestment of dividends and distribution	4,475	—

Total Investor Share Transaction	3,655,212	—

Net increase in shares outstanding	6,849,197	6,721,669

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Money Market Portfolio — TCU Shares
	Years Ended August 31,
	2013	2012	2011	2010	2009
Net Asset Value,
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

Total income from investment operations	0.00	0.00	0.00	0.00	0.01

Less Distributions from:
Investment income	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	(0.01)
Return of capital	—	—	0.00 (b)	—	—

Total Distributions	0.00	0.00	0.00	0.00	(0.01)

Net Asset Value,
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	0.08%	0.05%	0.05%	0.11%	0.63%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$81,870	$174,122	$181,203	$239,848	$944,997
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.10%	0.14%	0.18%	0.20%	0.20	%(d)
Expenses before waivers and reimbursements	0.48%	0.48%	0.50%	0.40%	0.36%
Net investment income (net of waivers and reimbursements)	0.09%	0.05%	0.04%	0.11%	0.52%
Net investment income (before waivers and reimbursements)	(0.29)%	(0.30)%	(0.28)%	(0.08)%	0.36%

(a)	Calculated based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	The Money Market Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Money Market Portfolio — Investor Shares
	For the Period May 15, 2013(a) to August 31, 2013
Net Asset Value,
Beginning of period	$1.00

Income from Investment Operations:
Net investment income(b)	0.00	(c)

Total income from investment operations	0.00

Less Distributions from:
Investment income	0.00	(c)

Total Distributions	0.00

Net Asset Value,
End of period	$1.00

Total Return(d)	0.01	%(f)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$50
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.10	%(e)
Expenses before waivers and reimbursements	0.48	%(e)
Net investment income (net of waivers and reimbursements)	0.09	%(e)
Net investment income (before waivers and reimbursements)	(0.29	)%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio — TCU Shares
	Years Ended August 31,
	2013	2012	2011	2010	2009
Net Asset Value,
Beginning of year	$9.64	$9.62	$9.61	$9.61	$9.45

Income from Investment Operations:
Net investment income(a)(b)	0.02	0.04	0.04	0.09	0.19
Net realized and unrealized gain/(loss) on investment transactions	(0.03)	0.02	0.02	0.02	0.17

Total income from investment operations	(0.01)	0.06	0.06	0.11	0.36

Less Distributions from:
Investment income(b)	(0.05)	(0.04)	(0.05)	(0.11)	(0.20)

Total Distributions	(0.05)	(0.04)	(0.05)	(0.11)	(0.20)

Net Asset Value,
End of year	$9.58	$9.64	$9.62	$9.61	$9.61

Total Return(c)	(0.08)%	0.58%	0.64%	1.11%	3.85%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$614,074	$630,246	$563,153	$348,810	$362,641
Ratios to average net assets:
Expenses	0.34%	0.34%	0.36%	0.35%	0.35%
Net investment income	0.25%	0.38%	0.44%	0.99%	1.96%
Portfolio Turnover Rate	224%	105%	193%	237%	179%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Ultra-Short Duration Government Portfolio — Investor Shares
	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.64

Income from Investment Operations:
Net investment income(b)(c)	0.02
Net realized and unrealized (loss) on investment transactions	(0.04)

Total income from investment operations	(0.02)

Less Distributions from:
Investment income	(0.04)

Total Distributions	(0.04)

Net Asset Value,
End of period	$9.58

Total Return(c)	(0.25	)%(e)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$24,173
Ratios to average net assets:
Expenses	0.37	%(d)
Net investment income	0.22	%(d)
Portfolio Turnover Rate	224	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(d)	Annualized.
(e)	Not annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio — TCU Shares
	Years Ended August 31,
	2013	2012	2011	2010	2009
Net Asset Value,
Beginning of year	$9.82	$9.79	$9.76	$9.58	$9.44

Income from Investment Operations:
Net investment income(a)(b)	0.04	0.06	0.10	0.19	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.04	0.04	0.18	0.16

Total income from investment operations	(0.02)	0.10	0.14	0.37	0.43

Less Distributions from:
Investment income(b)	(0.06)	(0.07)	(0.11)	(0.19)	(0.29)
Return of capital	—	—	—	0.00 (c)	—

Total Distributions	(0.06)	(0.07)	(0.11)	(0.19)	(0.29)

Net Asset Value,
End of year	$9.74	$9.82	$9.79	$9.76	$9.58

Total Return(d)	(0.19)%	1.02%	1.49%	3.86%	4.60%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$571,525	$545,176	$477,308	$339,138	$386,244
Ratios to average net assets:
Expenses	0.34%	0.35%	0.36%	0.35%	0.34%
Net investment income	0.40%	0.60%	1.03%	1.91%	2.87%
Portfolio Turnover Rate	229%	173%	283%	280%	293%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Short Duration Portfolio — Investor Shares
	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.82

Income from Investment Operations:
Net investment income(b)(c)	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.07)

Total income from investment operations	(0.04)

Less Distributions from:
Investment income(c)	(0.04)

Total Distributions	(0.04)

Net Asset Value,
End of period	$9.74

Total Return(d)	(0.37	)%(f)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$35,596
Ratios to average net assets:
Expenses	0.37	%(e)
Net investment income	0.37	%(e)
Portfolio Turnover Rate	229	%(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2013

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that have open accounts in the particular Portfolio as of such date. The Investor Shares commenced operations on May 15, 2013 for the Money Market Portfolio and November 30, 2012 for the Ultra-Short Duration Government and Short Duration Portfolios.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1	–	quoted prices in active markets for identical securities

Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Transfers in and out of Level 1, Level 2 and Level 3 are based on values at the end of the period. For the year ended August 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 for the Portfolios.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2013 is as follows:

	Money Market Portfolio
	Total Market Value at 8/31/13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$83,289,088	$—	$83,289,088	$—

*	Please refer to Schedule of Investments for security type breakout.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2013 (continued)

	Ultra-Short Duration Government Portfolio
	Total Market Value at 8/31/13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Asset-Backed Securities	$1,401,993	$—	$1,401,993	$—
Collateralized Mortgage Obligations	204,608,351	—	204,608,351	—
Mortgage-Backed Obligations	101,269,091	—	101,269,091	—
Agency Debentures	77,484,848	—	71,734,848	5,750,000
U.S. Treasury Obligations	104,187,309	—	104,187,309	—
U.S. Government-Backed Obligations	12,916,920	—	12,916,920	—
Repurchase Agreement	135,700,000	—	135,700,000	—

	$637,568,512	$—	$631,818,512	$5,750,000

	Short Duration Government Portfolio
	Total Market Value at 8/31/13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Collateralized Mortgage Obligations	$117,173,865	$—	$117,173,865	$—
Mortgage-Backed Obligations	96,379,471	—	96,379,471	—
Agency Debentures	17,918,781	—	17,918,781	—
U.S. Treasury Obligations	355,966,858	—	355,966,858	—
U.S.Government-Backed Obligations	13,060,498	—	10,672,247	2,388,251
Repurchase Agreement	5,500,000	—	5,500,000	—

	$605,999,473	$—	$603,611,222	$2,388,251

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2013:

Ultra-Short Duration Government Portfolio

Fair Value, beginning of period	$6,218,750
Transfers into Level 3	—
Transfers out of Level 3	—
Gross purchases	—
Gross sales	(250,000)
Total net realized gains (losses)	—
Total change in unrealized appreciation (depreciation)	(218,750)

Fair Value, end of period	$5,750,000

Short Duration Government Portfolio

Fair Value, beginning of period	$—
Transfers into Level 3	2,491,866
Transfers out of Level 3	—
Gross purchases	—
Gross sales	—
Total net realized gains (losses)	—
Total change in unrealized appreciation (depreciation)	(103,615)

Fair Value, end of period	$2,388,251

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. Distribution to Shareholders

Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio. Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

F. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2013 (continued)

and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

H. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

I. When-Issued Securities

Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell when-issued securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

J. Mortgage Dollar Rolls

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

K. New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with

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Notes to Financial Statements

Year Ended August 31, 2013 (continued)

the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset Level	Contractual Rate
Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15

Ultra-Short Duration	first $250 million	0.18
Government and	next $250 million	0.16
Short Duration(1)	in excess of $500 million	0.14

(1)	Advisory fee rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Effective April 6, 2011, GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.05% of average daily net assets through August 31, 2014. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2013, GSAM waived advisory fees amounting to $226,330.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 36 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Money Market	0.10%
Ultra-Short Duration Government	0.05
Short Duration	0.05

Effective April 8, 2011, CUFSLP has voluntarily agreed to waive its entire administration fee with respect to the Money Market Portfolio through August 31, 2014. This voluntary waiver may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2013, CUFSLP waived administration fees amounting to $150,887.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services to the Portfolios pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to such Agreement, effective February 1, 2013 BNY Mellon is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $200 million	0.035%
from $200 to $500 million	0.030
from $500 to $1 billion	0.025
in excess of $1 billion	0.020

(1)

Portfolios are subject to an aggregate minimum annual base fee of $75,000. In addition, each Portfolio is subject to annual base fees for Financial Reporting, Tax and Regulatory Administration services.

Prior to February 1, 2013, BNY Mellon was entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	BNY Mellon Fee(1)(2)
Money Market	0.0206%
Ultra-Short Duration Government	0.0206
Short Duration	0.0206

(1)

In addition, there was an annual base fee of $10,300 for the Money Market Portfolio. For the Ultra-Short Duration Government and Short Duration Portfolios, there were annual base fees of $51,500 for each Portfolio through September 30, 2012 and of $36,050 for each Portfolio from October 1, 2012 through January 31, 2013.

(2)	Prior to April 1, 2012, the BNY Mellon fee was 0.02%.

C. Other Agreements

Effective May 23, 2012, CUFSLP has agreed voluntarily that to the extent that the total annualized expenses of each class (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio exceed 0.10% of the average daily net assets, CUFSLP will either reduce the administration fee otherwise payable or pay such expenses of the Money Market Portfolio. This voluntary waiver may be modified or eliminated by CUFSLP in the future at its discretion. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2013, CUFSLP reimbursed Portfolio expenses amounting to $102,928.

CFS serves as exclusive distributor of shares of the Portfolios. CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2013. CFS received $1,466 from the Portfolios under the Distribution Plan, as described below.

BNY Mellon serves as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The waived fees are allocated to the Money Market Portfolio through August 31, 2014. For the year ended August 31, 2013, the board waived Trustees’ fees amounting to $32,919.

Effective April 11, 2011, Drinker, Biddle & Reath, LLP (“DBR”), counsel to the Trust, and Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15%

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Notes to Financial Statements

Year Ended August 31, 2013 (continued)

of their legal fees. The waived fees are allocated to the Money

Market Portfolio through August 31, 2014. For the year ended August 31, 2013, DBR and Nisen & Elliott, LLC waived legal fees amounting to $45,930 and $1,692, respectively.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to reduce its fee by 10%. The fee reduction is allocated to the Money Market Portfolio through August 31, 2014. For the year ended August 31, 2013, Vigilant Compliance Services waived compliance fees amounting to $12,000.

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is not currently charging a fee under the 12b-1 Plan with respect to Investor Shares of the Money Market Portfolio and is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each of the Ultra-Short Duration Portfolio and Short Duration Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2013, the Ultra-Short Duration Government Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $7,404 and $5,159, respectively.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2013 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$1,244,640,192	$1,321,146,194
Purchases (excluding U.S. Government and agency obligations)	119,420,485	62,694,791
Sales or maturities of U.S. Government and agency obligations	1,395,477,012	1,258,728,976
Sales or maturities (excluding U.S. Government and agency obligations)	72,708,406	50,474,281

Note 5. Other Matters

Exemptive Order – Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Note 6. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2013 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$143,573	$3,888,020	$3,635,405
Long Term Capital Gains	—	—	—
Capital	—	—	—

Total taxable distributions	$143,573	$3,888,020	$3,635,405

The tax character of distributions paid for the fiscal year ended August 31, 2012 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$65,260	$2,106,931	$3,644,807
Long Term Capital Gains	—	—	—
Capital	—	—	—

Total taxable distributions	$65,260	$2,106,931	$3,644,807

As of August 31, 2013, the components of accumulated earnings (losses) on a tax basis for the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Undistributed ordinary income—net	$7,939	$1,712,611	$603,919

Total undistributed earnings	$7,939	$1,712,611	$603,919
Capital loss carryforward(1)	—	(6,074,939)	(14,040,096)
Timing differences (dividends payable and late-year losses)	(693)	(3,962,644)	(3,140,395)
Unrealized gains—net	—	1,129,159	1,816,896

Total accumulated losses—net	$7,246	$(7,195,813)	$(14,759,676)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

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Notes to Financial Statements

Year Ended August 31, 2013 (continued)

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
2013	$—	$—	$—
2014	—	(3,307,602)	(4,961,384)
2015	—	(1,903,494)	(5,253,669)
2016	—	(199,455)	—
2017	—	—	—
2018	—	—	(3,825,043)
2019	—	(163,234)	—
No Expiration – Long Term	—	(380,815)	—
No Expiration – Short Term	—	(120,339)	—

During the fiscal year ended August 31, 2013, the Short Duration Portfolio utilized $45,699 of capital loss carryforwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2013, the Portfolios deferred to September 1, 2013 late year capital and ordinary losses of:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Late Year Capital Losses	$—	$3,833,647	$3,014,481

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss
Money Market	$—	$1,007	$(1,007)
Ultra-Short Duration Government	(18,759,627)	2,695,035	16,064,592
Short Duration	—	1,885,991	(1,885,991)

Note 7. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. These actions initially have had an adverse effect on financial markets. It is possible that the downgrade of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. The downgrade could, for example, disrupt money markets and long-term or short-term fixed income markets. These consequences could adversely affect returns on the Portfolios’ investments and their ability to continue to acquire targeted assets on attractive terms. It is not possible to precisely predict the longer-term impact of the downgrade on the financial markets and the participants therein.

Note 8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, including the portfolios of investments as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audit. The financial highlights for each of the years in the two-year period ended August 31, 2010 were audited by other auditors whose report dated October 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio as of August 31, 2013, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 29, 2013

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Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2013, the Portfolios had no long-term capital gain distributions.

Expenses – Six-Month Period Ended August 31, 2013

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

“Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Money Market Portfolio						Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/13		Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*		Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
TCU Shares
Actual	$1,000.00		$1,000.30		$0.50		$1,000.00	$998.20		$1.71	$1,000.00	$996.90		$1.71
Hypothetical 5% Return	1,000.00		1,024.70	+	0.51		1,000.00	1,023.49	+	1.73	1,000.00	1,023.49	+	1.73
Investor Shares
Actual	1,000.00	**	1,000.10	**	0.30	**	1,000.00	998.00		1.86	1,000.00	996.80		1.86
Hypothetical 5% Return	1,000.00		1,024.70	++	0.51		1,000.00	1,023.34	+	1.89	1,000.00	1,023.34	+	1.89

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The annualized net expense ratios for the period were 0.10%, 0.34% and 0.34% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio, and Short Duration Portfolio, respectively.

**	The Money Market Portfolio began issuing Investor Shares on May 15, 2013. Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the expense ratio multiplied by the average account value over the period, multiplied by 109/365 (to reflect the number of days in the period). The annualized net expense ratios for the period were 0.10% for the Investor Shares.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

++	Hypothetical expense is as if the Investor Shares had been in existence from March 1, 2013, and are equal to the Investors Share’s annualized expense ratios, multiplied by 184/365 (to reflect the one-half year period).

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Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 21, 2013 (the “Annual Contract Meeting”).

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s money market investment process and fixed income investment process, credit research process, compliance policies and procedures, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by Lipper, Inc. (“Lipper”), a third-party consultant selected by management of the Trust. The Trustees found the peer group and category universe comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by Lipper of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; expense analyses which compared each Portfolio’s expenses to a peer group and category universe; and a five-year history of each Portfolio’s expenses.

The Trustees also considered information prepared by the Investment Adviser as to meaningful differences in the investment policies and risk profiles of the Ultra-Short Duration Portfolio and Short Duration Portfolio and certain of the unaffiliated mutual funds selected by management of the Trust from the Portfolios’ respective peer groups. In particular, the Trustees considered the restrictions in the Federal Credit Union Act and related rules and regulations on the investments permitted for the Ultra-Short Duration Portfolio and Short Duration Portfolio.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and the profits realized by it, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.05%). In addition, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%). The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Ultra Short Duration Government and Short Duration Portfolios were sharing in economies of scale at their current asset levels. The Trustees noted that economies of scale were not relevant to the Money Market Portfolio given its current asset level.

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Additional Information (Unaudited) (continued)

The Trustees also considered the ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios. In addition, the Trustees reviewed the Investment Adviser’s methodologies used to allocate its costs in determining profitability, a description of revenue and expense components in the Investment Adviser’s profitability analysis, and schedules showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios.

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited)1

Name, Age and Address[2]	Position(s) Held with Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee[5]

Independent Trustees:

James C. Barr Age: 77	Chairman and Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 74	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-Present); Professor of Economics, Northwestern University (September 1975 to August 2007).	3	None

Rudolf J. Hanley Age: 70	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-Present).	3	None

Stanley C. Hollen Age: 63	Vice Chairman and Trustee	Since December 2007	President and Chief Executive Officer, Co- Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002 to June 2005).	3	None

Gary Oakland Age: 60	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-June 2012).	3	None

Eugene A. O’Rourke Age: 68	Trustee	Since December 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010), Executive Managing Director (1980-2005).	3	None

James F. Regan Age: 47	Trustee	Since January 2013	President and Chief Executive Officer (since 2009), Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	3	None

Wendell A. Sebastian Age: 69	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-June 2013); President and Chief Executive Officer, GTE Federal Credit Union (January 1998- December 2009).	3	None

[1]

The Portfolios’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-800-342-5828 or 1-800-237-5678.

[2]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[3]

Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[4]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
[5]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited) (continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Trust:

Jay E. Johnson, 45 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	Executive Vice President, Callahan Financial Services, Inc. (“CFS”) (December 2001-Present).

Jonathan K. Jeffreys, 34 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Mary Jo Reilly, 64 Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).

Colleen Cummings, 41 BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNY (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Nigel Linssen, 39 BNY 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNY (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009); Attorney, Corsell Law Group, Ltd. (2006-2007).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Trustees

James C. Barr, Chairman

Stanley Hollen, Vice Chairman

Robert M. Coen

Rudolf J. Hanley

Gary Oakland

Eugene A. O’Rourke

James F. Regan

Wendell A. Sebastian

Officers

Jay E. Johnson, President and Treasurer

Jonathan K. Jeffreys, Vice President and Assistant Treasurer

Mary Jo Reilly, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services Limited Liability Limited Partnership

Investment Adviser

Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co.

Administrative & Fund Accounting Agent/Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm

Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O’Rourke is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 – Items 4(a) – 4(d).

	2013	2012	Description of Services Rendered
Audit Fees	$82,000	$79,000	Financial statement audits

Audit-Related Fees	$0	$0

Tax Fees	$12,000	$12,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates** that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered
Audit-Related Fees	$0	$0

Tax Fees	$0	$0

All Other Fees	$0	$0

*	Tait Weller & Baker LLP served as the registrant’s principal accountant for the fiscal years ended August 31, 2012 and August 31, 2013.

**

These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)	None of the services described in the Registrant’s response to paragraphs (b) through (d) of Item 4 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2013 and $0 for the fiscal year ended August 31, 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated herein by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on November 5, 2012 (Accession No. 0001193125-12-451640).

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Trust for Credit Unions

By (Signature and Title)	/s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

Date	November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer
(principal executive officer and principal financial officer)

Date	November 7, 2013